UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported: December 10, 2008

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 441-292-8674

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On December 10, 2008, Tyco International Ltd. issued a press release announcing a proposal to change its place of incorporation from Bermuda to Switzerland.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 8.01.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice President and Corporate Secretary
Date: December 11, 2008

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